Other Long-term Assets	12 Months Ended
Dec. 31, 2020
Other Long-term Assets
Other Long-term Assets
11.	Other Long-term Assets

The following is a summary of other long-term assets (in thousands):

	December 31,	December 31,
	2019	2020
	RMB	RMB
Copyrights, licenses, domain names, trademark and technology	3,639,211	4,125,433
Long-term receivable	1,599,524	84,849
Long-term interest receivables	—	113,006
Goodwill	—	318,943
Staff housing loans	71,997	63,531
Non-current deposits	140,869	166,210
Others	215,009	236,710
	5,666,610	5,108,682

Balances of copyrights and licenses represents prepaid minimum royalties for exploitation of related intellectual properties, which was amortized over the term of the respective licensing agreements or estimated amortization periods.

Balance of long-term receivable mainly represents receivables from Alibaba for disposal of Kaola which was expected to receive over 1 year.

Goodwill

In the fourth quarter of 2020, the Group acquired an additional 33.1% equity interest of a previously held equity investment with total cash consideration of RMB168.3 million (the “Acquisition”). Upon the Acquisition, the Group increased its equity interest in this investment from 30.0% to 63.1%, and accounted for it as a consolidated subsidiary of the Group. A gain of RMB130.1 million in relation to the revaluation of the previously held equity interests was recorded in “investment income/(losses), net” in the consolidated statements of operations and comprehensive income for the year ended December 31, 2020.

Consideration for this transaction was allocated on the acquisition date based on the fair value of the assets acquired and the liabilities assumed as follows (in thousands):

Amounts
RMB
Net assets acquired (i)	16,440
Amortizable intangible assets (ii)
Trademark	59,300
Developed technology	182,200
Deferred tax liabilities	(60,375)
Goodwill	311,109
Noncontrolling interests	(187,762)
Total	320,912
(i)	Net assets acquired mainly included cash and cash equivalents as of the date of acquisition.
(ii)	Trademark and Developed technology acquired in the Acquisition are included in “Copyrights, licenses, domain names, trademark and technology”.

The Group made housing loans to its employees (excluding executive officers) for house purchases via a third-party commercial bank in China. Each individual staff housing loan is collateralized either by the property for which the loan is extended or by approved personal guarantees for the loan amount granted. The repayment term is five years from the date of drawdown. The interest rate is fixed varying from 1.5% to 4.75% per annum for the years ended December 31, 2019 and 2020, respectively. The outstanding portion of the staff housing loans repayable within 12 months as of December 31, 2019 and 2020 amounted to approximately RMB43.0 million and RMB37.2 million, respectively, and are reported under prepayments and other current assets in the consolidated balance sheets (see Note 5).